As filed with the Securities and Exchange Commission on July 10, 2000

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         NOMURA PACIFIC BASIN FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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|X|   No Fee Required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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      5.    Total fee paid:

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or
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

                         NOMURA PACIFIC BASIN FUND, INC.
                                 180 Maiden Lane
                          New York, New York 10038-4936

                          -----------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                 August 15, 2000

                          -----------------------------

To the Shareholders of
Nomura Pacific Basin Fund, Inc.:

      Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Nomura Pacific Basin Fund, Inc. (the "Fund") will be held at the offices of Nomura Asset Management U.S.A. Inc., 180 Maiden Lane, New York, New York, on Tuesday, August 15, 2000, at 11:30 A.M. for the following purposes:

      (1) To elect six Directors to serve for the ensuing year;

      (2) To consider and act upon a proposal to ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for its fiscal year ending March 31, 2001;

      (3) To consider and act upon a proposal to approve a new Management Agreement between the Fund and Nomura Asset Management U.S.A. Inc.;

      (4) To consider and act upon a proposal to approve a new Investment Advisory Agreement between Nomura Asset Management U.S.A. Inc. and Nomura Asset Management Co., Ltd.;

      (5) To consider and act upon a proposal to approve a new Investment Advisory Agreement between Nomura Asset Management U.S.A. Inc. and Nomura Asset Management Singapore Limited; and

      (6) To transact such other business as may properly come before the Meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on June 30, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof.

      A complete list of the shareholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after July 24, 2000, at the offices of the Fund, 180 Maiden Lane, New York, New York.

      You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                       By Order of the Board of Directors

                                               John J. Boretti
                                                  Secretary

New York, New York
Dated: July 10, 2000

                                 PROXY STATEMENT

                         NOMURA PACIFIC BASIN FUND, INC.
                                 180 Maiden Lane

                          New York, New York 10038-4936

                          -----------------------------

                         SPECIAL MEETING OF SHAREHOLDERS

                                 August 15, 2000

                          -----------------------------

                                  INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Nomura Pacific Basin Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the Special Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of Nomura Asset Management U.S.A. Inc., 180 Maiden Lane, New York, New York, on Tuesday, August 15, 2000, at 11:30 A.M. The approximate mailing date of this Proxy Statement is July 11, 2000.

      All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted (a) FOR the election of six Directors, (b) FOR the ratification of the selection of independent accountants, (c) FOR approval of a new Management Agreement between the Fund and Nomura Asset Management U.S.A. Inc. ("NAM-U.S.A."), (d) FOR approval of a new Investment Advisory Agreement between NAM-U.S.A. and Nomura Asset Management Co., Ltd. ("NAM") and (e) FOR approval of a new Investment Advisory Agreement between NAM-U.S.A. and Nomura Asset Management Singapore Limited ("NAM-Singapore"). Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

      The Board of Directors has fixed the close of business on June 30, 2000, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of June 30, 2000, the Fund had outstanding 943,502 shares of Common Stock, par value $0.10 per share.

      The Board of Directors of the Fund knows of no business other than that mentioned in Proposals 1, 2, 3, 4 and 5 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                        PROPOSAL 1. ELECTION OF DIRECTORS

      At the Meeting six Directors will be elected to serve until the next Meeting of Shareholders and until their successors are elected and qualified. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the persons listed below unless otherwise indicated.

      In the event that any of these nominees are unable to serve, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend. It is currently expected that any substitute nominee for Director who is not an "interested person" of the Fund (within the meaning of the Investment Company Act of 1940) also will be a non-interested person.

      Certain information concerning the nominees is set forth as follows:


                                                                                                   Shares of
                                                                                                  Common Stock
                                                                                                  of the Fund
                                        Principal Occupations                                     Beneficially
    Name and Address                    During Past Five Years                        Director     Owned at
      of Nominee                      and Public Directorships(1)               Age    Since     June 30, 2000
      ----------                      ---------------------------               ---    -----     -------------
William G. Barker, Jr.(2)....   Director of What's ForFree Technologies,         67     1993           -0-
111 Parsonage Road                  Inc. since 2000 and Consultant to the
Greenwich, Connecticut 06830        television industry since 1991.

George H. Chittenden(2)......   Director of Bank Audi (USA).                     83     1985           -0-
155 Buffalo Bay, Neck Road
Madison, Connecticut 06443

Nobuo Katayama(3)............   President of the Fund since 1999; President      53     1999           -0-
180 Maiden Lane                     and Director of NAM-U.S.A. since
New York, New York 10038            1999; Marketing Officer of NAM
                                    from 1997 to 1999; Director
                                    and Chief Portfolio Manager of
                                    NAM from 1993 to 1997.

Chor Weng Tan(2).............   Managing Director for Education, The             64     1985           -0-
3 Park Avenue                       American Society of Mechanical
New York, New York 10016            Engineering since 1991; Director of
                                    Tround International, Inc. from 1984 to
                                    1997.

Arthur R. Taylor(2)..........   President of Muhlenberg College since 1992;      65     1985           -0-
2400 Chew Street                    Dean of the Faculty of Business of
Allentown, Pennsylvania 18104       Fordham University from 1985 to 1992;
                                    Chairman of Arthur R. Taylor & Co.
                                    (Investment  firm); and Director of
                                    Louisiana Land & Exploration Company
                                    and Pitney Bowes, Inc from 1982 to 1997.

                                                                                                   Shares of
                                                                                                  Common Stock
                                                                                                  of the Fund
                                        Principal Occupations                                     Beneficially
    Name and Address                    During Past Five Years                        Director     Owned at
      of Nominee                      and Public Directorships(1)               Age    Since     June 30, 2000
      ----------                      ---------------------------               ---    -----     -------------
John F. Wallace(3)...........   Vice President of the Fund from 1997 to          71     1990           -0-
17 Rhoda Street                     2000 and Secretary and Treasurer of the
West Hempstead, New York 11522      Fund from 1993 to 1997; Senior Vice
                                    President of NAM-U.S.A.  from 1981 to
                                    2000, Secretary from 1976 to 2000,
                                    Treasurer from 1984 to 2000 and Director
                                    from 1986 to 2000.

----------
(1) Each of the nominees is also a director of Jakarta Growth Fund, Inc., Japan OTC Equity Fund, Inc., and Korea Equity Fund, Inc., investment companies for which NAM-U.S.A. acts as manager and NAM acts as investment adviser.

(2)   Member of Audit Committee and Nominating Committee of the Board of
      Directors.

(3) "Interested person" of the Fund as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act").

      Committees and Directors' Meetings. The Board of Directors has a standing Audit Committee and Nominat-ing Committee, each of which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's accounting and financial reporting policies, its internal controls and the preparation of its financial statements and also to act as a liason between the Fund and its independent public accountants. The principal purpose of the Nominating Committee is to select and nominate the Directors who are not "interested persons" of the Fund as defined in the Investment Company Act. The Nominating Committee will consider nominees recommended by shareholders of the Fund. Shareholders should submit nominees to the Secretary of the Fund. The Fund has no standing Compensation Committee.

      During the fiscal year ended March 31, 2000, the Board of Directors held five meetings, and the Audit Committee held two meetings and the Nominating Committee held one meeting. Each Director attended at least 75% of the meetings of the Board of Directors, and each Director who is a member of the Audit and Nominating Committees attended at least 75% of the meetings of such Committees held during such period.

      Interested Persons. The Fund considers two nominees, Messrs. Katayama and Wallace, to be "interested persons" of the Fund within the meaning of Section 2(a) (19) of the Investment Company Act. Mr. Katayama is President of the Fund and the President and a director of NAM-U.S.A. Mr. Wallace is a former Vice President of the Fund and a former Senior Vice President, Secretary, Treasurer and director of NAM-U.S.A.

      Compensation of Directors. The Manager pays all compensation of all Directors of the Fund who are affiliated with the Manager or any of its affiliates. The Fund pays to each Director not affiliated with the Manager an annual fee of $5,000 plus $500 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. Such fees and expenses aggregated $44,891 for the fiscal year ended March 31, 2000. The Fund has paid affiliated Directors' out-of-pocket expenses in connection with attendance at meetings of the Board of Directors; such expenses aggregated $331 for the fiscal year ended March 31, 2000.

       The following table sets forth for the periods indicated compensation paid by the Fund to its Directors and the aggregate compensation paid to the Directors by all investment companies managed by NAM-U.S.A. or advised by NAM:

                              Aggregate            Pension or Retirement      Total Compensation from
                            Compensation        Benefit Accrued as Part of     Fund Complex Paid to
                            from Fund For          Fund Expenses for its       Directors During the
                        its Fiscal Year Ended        Fiscal Year Ended          Calendar Year Ended
   Name of Director        March 31, 2000             March 31, 2000            December 31, 1999*
   ----------------        --------------             --------------            ------------------
William G. Barker.....          $7,500                     None                        $32,500
George H. Chittenden..          $7,000                     None                        $32,500
Nobuo Katayama........              --                     None                             --
Chor Weng Tan.........          $7,000                     None                        $30,500
Arthur R. Taylor......          $7,500                     None                        $32,500
John F. Wallace.......              --                     None                             --

----------
* In addition to the Fund, the "Fund Complex" includes Jakarta Growth Fund, Inc., Japan OTC Equity Fund, Inc. and Korea Equity Fund Inc. Because the funds in the Fund Complex do not share a common fiscal year, the information relating to compensation from the Fund Complex paid to the Directors is provided as of December 31, 1999.

      Officers of the Fund. The following table sets forth information concerning the officers of the Fund. Officers of the Fund are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

                                                                                                Shares of
                                                                                               Common Stock
                                                                                               of the Fund
                                                                                               Beneficially
                                                                                    Officer     Owned at
Name and Principal Occupation During Past Five Years          Office          Age    Since    June 30, 2000
----------------------------------------------------          ------          ---    -----    -------------
Nobuo Katayama.........................................     President          53     1999          -0-
  President and Director of NAM-U.S.A. since 1999,
     Marketing Officer of NAM from 1997 to 1999,
     Director and Chief Portfolio Manager of NAM
     from 1993 to 1997.

Keisuke Haruguchi......................................     Vice President    49      1999          -0-
  Senior Vice President and Director of NAM-U.S.A.
     since 1999, Senior Manager of NAM from 1997 to
     1998; Manager of The Nomura Securities  Co., Ltd.
     from 1994 to 1996.

David G. Stoeffel......................................     Vice President    41      1999          -0-
  Senior Vice President of NAM-U.S.A. since 1999, and
     Vice President of NAM-U.S.A. since 1998; Eastern
     Division Manager of Brinson Funds from 1997 to
     1998; Northeast Region Funds Coordinator of
     Prudential Investments from 1994 to 1997.

John J. Boretti........................................     Secretary and     48      1997          -0-
  Senior Vice President of NAM-U.S.A. since 1996, and       Treasurer
     Compliance Officer of NAM-U.S.A. since 1997; Vice
     President and Chief Financial Officer of Kidder
     Peabody Asset Management, Inc. and Kidder, Peabody
     Mutual Funds and Vice President of Kidder, Peabody
     & Co. Inc. from 1993 to 1995.

      Stock Ownership. At June 30, 2000, the Directors and officers of the Fund as a group (9 persons) owned no shares of the Fund. The officers of the Fund together own less than 1% of the shares of The Nomura Securities Co., Ltd. ("Nomura"), an affiliate of both NAM-U.S.A. and NAM.

                PROPOSAL 2. SELECTION OF INDEPENDENT ACCOUNTANTS

      The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of PricewaterhouseCoopers LLP ("PWC"), as independent accountants, to audit the financial statements of the Fund for the fiscal year ending March 31, 2000. PWC has acted as the Fund's independent accountants since the inception of the Fund. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appointment is subject to ratification or rejection by the shareholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such accountants.

      PWC also acts as independent accountants for Nomura and certain of its affiliated entities, including NAM-U.S.A., and for three other investment companies for which NAM-U.S.A. acts as manager. The Board of Directors of the Fund considered the fact that PWC has been retained as the independent accountants for these other entities in its evaluation of the ability of PWC to also function in that capacity for the Fund.

      A representative of PWC is expected to be present at the Meeting and will have the opportunity to respond to questions from shareholders and to make a statement if such person so desires.

         PROPOSAL 3. APPROVAL OR DISAPPROVAL OF THE MANAGEMENT AGREEMENT

      NAM-U.S.A. has served as the management company for the Fund since the Fund commenced operations in 1985. NAM-U.S.A. provides management and administrative services, including administering shareholder accounts and handling shareholder relations, to the Fund. NAM-U.S.A. is an affiliate of both Nomura and NAM.

      Following changes in Japanese regulations, Nomura has announced that it intends to reorganize into a holding company. As part of the process toward the holding company concept, Nomura has increased its share ownership in NAM from 4.99% to to a majority shareholder positioning with an ultimate goal of acquiring 100% of NAM. At May 31, 2000, Nomura had acquired 74.5% of the outstanding voting shares of NAM and NAM-U.S.A. had become a wholly owned subsidiary of NAM.

      NAM-U.S.A. has advised the Board of Directors that the changes in the ownership structure of NAM-U.S.A. and NAM have not affected the Fund's day-to-day operations or portfolio management. However, these changes may constitute an "assignment" of the relevant contracts under the Investment Company Act, which may have resulted in a termination of the Fund's Management Agreement. Accordingly, in light of the ownership changes in NAM-U.S.A. and NAM and in order to ensure the continuity of management services provided to the Fund by NAM-U.S.A., on March 24, 2000 the Board of Directors of the Fund approved, pursuant to Rule 15a-4 under the Investment Company Act, an interim Management Agreement (the "Interim Management Agreement") for up to 150 days after the termination of the former agreement while the Fund seeks shareholder approval of a new agreement. A new management agreement between the Fund and NAM-U.S.A. (the "New Management Agreement") is proposed to be approved by a majority of the Fund's outstanding voting securities (as defined in the Investment Company Act).

      The Interim Management Agreement under which the Fund is operating is substantially identical to the agreement under which the Fund previously operated. The services provided by NAM-U.S.A. since the ownership change have been identical to the services previously provided by NAM-U.S.A. NAM-U.S.A. has advised the Board of Directors that there will be no reduction in the quality of any of the services presently furnished by NAM-

U.S.A. As described below, the New Management Agreement does not alter the rate of management compensation presently payable by the Fund.

      In its consideration of the New Management Agreement, the Board of Directors received information relating to, among other things, alternatives to the Fund's Interim Management Agreement, the nature, quality and extent of the management and other services to be provided to the Fund by NAM-U.S.A., other comparative data with respect to the management fees paid by other international funds, the operating expenses and expense ratio of the Fund as compared to such funds and the performance of the Fund as compared to such funds. The independent Directors also considered NAM-U.S.A. representations that there will be no material adverse change in the services provided to the Fund after the ownership change, the relative profitability of the Interim Management Agreement to NAM-U.S.A., and information about the services to be performed and the personnel performing such services under the New Management Agreement. The independent Directors were advised by separate counsel in connection with their review of the New Management Agreement of the Fund. After considering the factors stated above, the Board of Directors approved the New Management Agreement of the Fund.

      If approved by the Fund's shareholders at the Meeting, the New Management Agreement will remain in effect until August 1, 2002, unless terminated as described below. The former Management Agreement was last approved by the Fund's shareholders on September 24, 1997. Although the management, investment advisory agreements consist of three separate contracts, none of the agreements will become effective unless all three are approved by shareholders.

Information Concerning NAM-U.S.A.

      NAM-U.S.A. provides global investment advisory services, primarily with respect to Japanese and other Pacific Basin securities, for U.S. institutional clients. NAM-U.S.A. acts as one of the investment advisors to five other investment companies, three of which are U.S. registered investment companies. Effective March 31, 2000, NAM-U.S.A. became a wholly owned subsidiary of NAM.

      The following table sets forth the name, title and principal occupations of the principal executive officer and each director of NAM-U.S.A. at June 30, 2000.

       Name*                  Title with NAM-U.S.A.           Present Principal Occupation
       -----                  ---------------------           ----------------------------
Nobuo Katayama...........    Director and President       Director and President of NAM-U.S.A.

Marti G. Subrahmanyam....    Director                     Professor of Finance and Economics, New York
                                                             University, Leonard N. Stern School of
                                                             Business Administration

Keisuke Haruguchi........    Director, Senior Vice        Director, Senior Vice President and Treasurer
                               President and Treasurer       of NAM-U.S.A.

John J. Boretti..........    Senior Vice President        Senior Vice President and Compliance Officer
                               and Compliance Officer        of NAM-U.S.A.

Michael A. Morrongiello..    Senior Vice President        Senior Vice President of NAM-U.S.A.

Kenneth L. Munt..........    Senior Vice President        Senior Vice President and Secretary
                               and Secretary                 of NAM-U.S.A.

David G. Stoeffel........    Senior Vice President        Senior Vice President of NAM-U.S.A.

----------
* The address of Messrs. Katayama, Haruguchi, Boretti, Morrongiello, Munt and Stoeffel, is 180 Maiden Lane, New York, New York 10038. The address of Mr. Subrahmanyam is the New York University, Leonard N. Stern School of Business Administration, Henry Kaufman Management Center, 44 West Fourth Street, New York, New York 10012.

Terms of the New Management Agreement

      A copy of the form of the New Management Agreement is set forth as Exhibit
A. Set forth below is a summary of the terms of that Agreement. As discussed above, the New Management Agreement is substantively identical to the agreement under which the Fund currently operates. The New Management Agreement does not change the amount of management fees payable by the Fund.

      Under the New Management Agreement between the Fund and NAM-U.S.A., NAM-U.S.A. agrees to provide, or arrange for the provision of, investment advisory and management services to the Fund, subject to the oversight and supervision of the Board of Directors of the Fund. In addition to the management of the Fund's portfolio in accordance with the Fund's investment policies and the responsibility for making decisions to buy, sell or hold particular securities, NAM-U.S.A. is obligated to perform, or arrange for the performance of, the administrative and management services necessary for the operation of the Fund. NAM-U.S.A. is also obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties thereunder. Pursuant to such Agreement, NAM-U.S.A. is authorized to retain NAM and NAM-Singapore to act as investment advisors for the Fund.

Compensation and Expenses

      As described above, the management compensation presently payable by the Fund will remain the same under the New Management Agreement. As compensation for its services to the Fund, NAM-U.S.A. will receive a monthly fee, computed daily, at the annual rate of 0.75% of the value of the Fund's average daily net assets. NAM-U.S.A. will pay NAM monthly fees at the annual rate of 0.26125% of the Fund's average daily net assets. NAM-U.S.A. will pay NAM-Singapore monthly fees at the annual rate of 0.0275% of the Fund's average daily net assets. The fee payable to NAM-U.S.A. is higher than that paid by most management investment companies, but NAM-U.S.A. believes it is comparable to fees paid by other international funds. For the services rendered during the fiscal year ended March 31, 2000, the Fund accrued, under generally accepted accounting principles, fees of $123,431 and paid NAM-U.S.A. fees of $ 0 on a cash basis. The Manager contractually agreed, through the end of the Fund's fiscal year on March 31, 2001, to limit the annual operating expenses (excluding taxes, brokerage fees and commissions and extraordinary charges such as litigation costs) of each of the Fund's classes as follows: Class A--1.90%, Class B--2.65% and Class Z--1.65% of average net assets. At June 1, 2000, the net assets of the Fund aggregated approximately $ 16.2 million. At this net asset level, the annual management fee would aggregate approximately $ 0 ; due to the expense reimbursement arrangements.

      The New Management Agreement obligates NAM-U.S.A. to pay all compensation of and furnish office space for officers and employees of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of NAM-U.S.A. or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, distribution fees, taxes, expenses for legal, tax and auditing services, costs of printing proxies, listing fees, stock certificates, shareholder reports, prospectuses, charges of the custodian, sub-custodians and transfer agent, Securities and Exchange Commission (the "Commission") fees, expenses of registering the shares under Federal, state and foreign laws, fees and expenses of unaffiliated Directors, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

      For the fiscal year ended March 31, 2000, the Fund paid brokerage commissions of $82,284. Nomura earned $5,575 (6.8%) in commissions from the Fund on the execution of such portfolio security transactions.

      The following table sets forth information relating to the registered investment companies which invest primarily in securities of companies domiciled in Pacific Basin countries with the investment objective of long-term capital appreciation for which NAM-U.S.A. and their affiliates act as manager:

                                                                                    Approximate
                                                                                   Net Assets at
                                                                                   June 1, 2000
      Investment Company        Annual Advisory Fees                                (Millions)
      ------------------        --------------------                                ----------
Japan OTC Equity Fund, Inc.                                                           $200.1
Manager:                       Management Fee:
NAM-U.S.A.                     1.10% of net assets not in excess of $50 million,
                               1.00% of net assets in excess of $50 million, but
                               not exceeding $100 million, .90% of net assets in
                               excess of $100 million but not exceeding $175
                               million, and .80% of net assets in excess of $175
                               million

Korea Equity Fund, Inc.                                                                $41.8
Manager:                       Management Fee:
NAM-U.S.A.                     1.10% of net assets(1)

Jakarta Growth Fund, Inc.                                                               $7.6
Manager:                       Management Fee:
NAM-U.S.A.                     1.1% of net assets(2)

----------
      (1) On June 30, 2000, NAM-U.S.A. voluntarily agreed to reduce the management fee to .95% of the Korea Equity Fund Inc.'s net assets. This reduction will remain in effect until May 31, 2001 unless NAM-U.S.A. and the Board of Directors of the Korea Equity Fund, Inc. mutually agree to reinstate the full management fee.

      (2) On June 30, 2000, NAM-U.S.A. voluntarily agreed to reduce the management fee to 1.0% of the Jakarta Growth Fund Inc.'s average weekly net assets. This reduction will remain in effect until May 31, 2001 unless NAM-U.S.A. and the Board of Directors of the Jakarta Growth Fund, Inc. mutually agree to reinstate the full management fee.

      Duration and Termination. As indicated above, the New Management Agreement will remain if effect until August 1, 2002, and from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at option of either party thereto or by the vote of the shareholders of the Fund.

              PROPOSAL 4. APPROVAL OR DISAPPROVAL OF THE INVESTMENT
                               ADVISORY AGREEMENT

      NAM, the parent company of NAM-U.S.A., has served as the investment advisor for the Fund since the Fund commenced operations in 1985. NAM is a subsidiary of Nomura, which is the largest securities company in Japan. NAM provides economic research, securities analysis and investment recommendations to the Fund.

      As described above, following changes in Japanese regulations, Nomura announced its intention to reorganize into a holding company. As part of the process toward the holding company concept, Nomura has increased its share ownership in NAM from 4.99% to a majority shareholder positioning with the ultimate goal of acquiring 100% of NAM. At May 31, 2000, Nomura had acquired 74.5% of the outstanding voting shares of NAM.

      NAM-U.S.A. has advised the Board of Directors that the changes in the ownership structure of NAM-U.S.A. and NAM have not affected the Fund's day-to-day operations or portfolio management. However, these changes may have constituted an "assignment" of the relevant contracts under the Investment Company Act, which may have resulted in a termination of the investment advisory agreement. Accordingly, in light of the ownership changes in

NAM-U.S.A. and NAM and in order to ensure the continuity of investment advisory services provided to the Fund by NAM, on March 24, 2000 the Board of Directors of the Fund approved, pursuant to Rule 15a-4 under the Investment Company Act, an interim Investment Advisory Agreement (the "Interim Investment Advisory Agreement") for up to 150 days after the termination of the former agreement while the Fund seeks shareholder approval of a new agreement. A new investment advisory agreement between NAM-U.S.A. and NAM (the "New Investment Advisory Agreement") is proposed to be approved by a majority of the Fund's outstanding voting securities (as defined in the Investment Company Act).

      The Interim Investment Advisory Agreement under which the Fund is operating is substantially identical to the agreement under which the Fund previously operated. The services provided by NAM since the ownership change have been identical to the services previously provided by NAM. NAM-U.S.A. has further advised the Board of Directors that it believes that there will be no reduction in the quality of any of the services presently furnished by NAM. As described below, the proposed New Investment Advisory Agreement does not alter the rate of investment advisory compensation presently payable by NAM-U.S.A. to NAM. The Fund does not compensate NAM for its investment advisory services.

      In its consideration of the New Investment Advisory Agreement, the Board of Directors received information relating to, among other things, alternatives to the Fund's Interim Investment Advisory Agreement, the nature, quality and extent of the advisory and other services to be provided to the Fund by NAM, other comparative data with respect to the advisory fees paid by other international funds, the operating expenses and expense ratio of the Fund as compared to such funds and the performance of the Fund as compared to such funds. The independent Directors also considered NAM-U.S.A.'s and NAM's representations that there will be no material adverse change in the services provided to the Fund after the ownership change, the relative profitability of the Interim Investment Advisory Agreement to NAM, and information about the services to be performed and the personnel performing such services under the New Investment Advisory Agreement. The independent Directors were advised by separate counsel in connection with their review of the New Investment Advisory Agreement of the Fund. After considering the factors stated above, the Board of Directors approved the New Investment Advisory Agreement of the Fund.

      If approved by the Fund's shareholders at the Meeting, the New Investment Advisory Agreement will remain in effect until August 1, 2002, unless terminated as described below. The former Investment Advisory Agreement was last approved by the Fund's shareholders on September 24, 1997. Although the management and investment advisory agreements consist of three separate contracts, none of the agreements will become effective unless all three are approved by shareholders.

Information Concerning NAM

      NAM provides investment advisory services for Japanese and international clients. In addition to the Fund, NAM acts as an investment advisor with respect to the following registered investment companies: Japan OTC Equity Fund, Inc., Jakarta Growth Fund, Inc., and Korea Equity Fund, Inc.

      The following table sets forth the name, title and principal occupation of the principal executive officers of NAM at June 30, 2000.

       Name*                  Title with NAM                  Present Principal Occupation
       -----                  --------------                  ----------------------------
Akira Kiyokawa...........    President and CEO            President and CEO of NAM

Atsushi Kinebuchi........    Executive Vice President     Executive Vice President of NAM

       Name*                  Title with NAM                  Present Principal Occupation
       -----                  --------------                  ----------------------------
Takanori Tanabe..........    Director and Principal       Director and Principal Executive
                                Executive Officer            Officer of NAM

Hisaaki Hino.............    Director and Principal       Director and Principal Executive
                                Executive Officer            Officer of NAM

Akio Nakaniwa............    Director and Senior          Director and Senior Executive Officer of NAM
                                Executive Officer

Takanori Shimiziu........    Director and Senior          Director and Senior Executive Officer of NAM
                                Executive Officer

Masato Tanaka............    Director and Senior          Director and Senior Executive Officer of NAM
                                Executive Officer

Haruo Miyako.............    Senior Executive Officer     Senior Executive Officer of NAM

Takahide Mizuno..........    Senior Executive Officer     Senior Executive Officer of NAM

Yukio Suzuki.............    Senior Executive Officer     Director and Senior Executive Officer of NAM

Yasunobu Watase..........    Senior Executive Officer     Senior Executive Officer of NAM

Shigeru Fujinuma.........    Executive Officer            Executive Officer of NAM

Takashi Harino...........    Executive Officer            Executive Officer of NAM

Masami Kitaoka...........    Executive Officer            Executive Officer of NAM

Norio Kinoshita..........    Executive Officer            Executive Officer of NAM

Takahisa Matsuura........    Executive Officer            Executive Officer of NAM

Mitsunori Minamio........    Executive Officer            Executive Officer of NAM

Yuji Miyachi.............    Executive Officer            Executive Officer of NAM

Hirokatsu Ogawa..........    Executive Officer            Executive Officer of NAM

Toshiki Sada.............    Executive Officer            Executive Officer of NAM

Hideyuki Suzuki..........    Executive Officer            Executive Officer of NAM

Kazuhiro Yamashita.......    Executive Officer            Executive Officer of NAM

----------
* The address of the principal executive officer and each director is 1-14, 2-chome, Nihonbashi, Chuo-ku, Tokyo 103-8260, Japan.

Terms of the New Investment Advisory Agreement

      A copy of the form of the New Investment Advisory Agreement is set forth as Exhibit B. Set forth below is a summary of the terms of that Agreement. As discussed above, the New Investment Advisory Agreement is substantively identical to the agreement under which the Fund currently operates. The New Investment Advisory Agreement does not change the amount of investment advisory fees payable by NAM-U.S.A. to NAM.

      Pursuant to the New Investment Advisory Agreement between NAM-U.S.A. and NAM, NAM agrees to furnish NAM-U.S.A. with economic research, securities analysis and investment recommendations and to review and render investment advice with respect to the Fund. NAM will not be responsible for the actual portfolio decisions of the Fund.

Compensation and Expenses

      As described above, the investment advisory compensation presently payable by NAM-U.S.A. to NAM will remain the same under the New Investment Advisory Agreement. As compensation for its services to the Fund. NAM-U.S.A. will pay NAM monthly fees at the annual rate of .26125% of the Fund's average daily net assets. For the services rendered during the fiscal year ended March 31, 2000, NAM-U.S.A. accrued, under generally accepted accounting principles, fees of $43,000 and paid NAM fees of $ 0 on a cash basis due to the expense reimbursement arrangement. At June 1, 2000, the net assets of the Fund aggregated approximately $16.2 million. At this net asset level, the fee received by NAM from NAM-U.S.A. would aggregate approximately $ 0, due to the expense reimbursement arrangement.

      The New Investment Advisory Agreement obligates NAM to provide economic research, securities analysis and investment recommendations to the Fund.

      The following table sets forth information relating to the registered investment companies which invest primarily in securities of companies domiciled in Pacific Basin countries with the investment objective of long-term capital appreciation for which NAM and its affiliates act as investment advisor:

                                                                                    Approximate
                                                                                   Net Assets at
                                                                                   June 1, 2000
      Investment Company        Annual Advisory Fees                                (Millions)
      ------------------        --------------------                                ----------
Jakarta Growth Fund, Inc.                                                               $7.6
Investment Advisors:           Investment Advisory Fee:
NAM                            .50% of net assets; paid by NAM-U.S.A.
                               to NAM (1)

Japan OTC Equity Fund, Inc.                                                           $200.1
Investment Advisor:            Investment Advisory Fee:
NAM                            .50% of net assets not in excess of $50 million,
                               .45% of net assets in excess of $50
                               million but not exceeding $100
                               million, .40% of net assets in
                               excess of $100 million, but not
                               exceeding $175 million, and .35% of
                               net assets in excess of $175
                               million paid by NAM-U.S.A. to NAM.

Korea Equity Fund, Inc.(1)                                                             $41.8
Investment Advisor:            Investment Advisory Fee:
NAM                            .55% of net assets; paid by NAM-U.S.A. to NAM.

----------
(1) Nomura Asset Management Singapore Ltd. ("NAM-Singapore") which is an affiliate of NAM-U.S.A. and NAM, acts as investment sub-advisor to Jakarta Growth Fund, Inc. for which it receives compensation of .25% of net assets paid by NAM.

      Duration and Termination. As indicated above, the New Investment Advisory Agreement will remain in effect until August 1, 2002, and from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at option of either party thereto or by the vote of the shareholders of the Fund.

              PROPOSAL 5. APPROVAL OR DISAPPROVAL OF THE INVESTMENT
                               ADVISORY AGREEMENT

      NAM-Singapore, an affiliate of NAM-U.S.A., has served as the investment adviser for the Fund since February 1992. NAM-Singapore is a subsidiary of NAM. NAM-Singapore provides economic research, securities analysis and investment recommendations to the Fund.

      As described above, following changes in Japanese regulations, Nomura announced its intention to reorganize into a holding company. As part of the process toward the holding company concept, Nomura has increased its share ownership in NAM from 4.99% to a majority shareholder positioning with the ultimate goal of acquiring 100% of NAM. At May 31, 2000, Nomura had acquired 74.5% of the outstanding voting shares of NAM.

      NAM-U.S.A. has advised the Board of Directors that the changes in the ownership structure of NAM-U.S.A., NAM, and NAM-Singapore have not affected the Fund's day-to-day operations or portfolio management. However, these changes may have constituted an "assignment" of the relevant contracts under the Investment Company Act, which may have resulted in a termination of the investment advisory agreement. Accordingly, in light of the ownership changes in NAM-U.S.A. and NAM and in order to ensure the continuity of investment advisory services provided to the Fund by NAM-Singapore, on March 24, 2000 the Board of Directors of the Fund approved, pursuant to Rule 15a-4 under the Investment Company Act, an interim Investment Advisory Agreement (the "Interim Investment Advisory Agreement") for up to 150 days after the termination of the former agreement while the Fund seeks shareholder approval of a new agreement. A new investment advisory agreement between NAM-U.S.A. and NAM-Singapore (the "New Investment Advisory Agreement") is proposed to be approved by a majority of the Fund's outstanding voting securities (as defined in the Investment Company Act).

      The Interim Investment Advisory Agreement under which the Fund is operating is substantially identical to the agreement under which the Fund previously operated. The services provided by NAM-Singapore since the ownership change have been identical to the services previously provided by NAM-Singapore. NAM-U.S.A. has further advised the Board of Directors that it believes that there will be no reduction in the quality of any of the services presently furnished by NAM-Singapore. As described below, the New Investment Advisory Agreement does not alter the rate of investment advisory compensation presently payable by NAM-U.S.A. to NAM-Singapore. The Fund does not compensate NAM-Singapore for its investment advisory services.

      In their consideration of the New Investment Advisory Agreement, the Board of Directors received information relating to, among other things, alternatives to the Fund's Interim Investment Advisory Agreement, the nature, quality and extent of the advisory and other services to be provided to the Fund by NAM-Singapore, other comparative data with respect to the advisory fees paid by other international funds, the operating expenses and expense ratio of the Fund as compared to such funds and the performance of the Fund as compared to such funds. The independent Directors also considered NAM-U.S.A.'s, NAM's and NAM-Singapore's, representations that there will be no material adverse change in the services provided to the Fund after the ownership change, the relative profitability of the Interim Investment Advisory Agreement to NAM-Singapore, and information about the services to be performed and the personnel performing such services under the New Investment Advisory Agreement. The independent Directors were advised by separate counsel in connection with their review of the New Investment Advisory Agreement of the Fund. After considering the factors stated above, the Board of Directors approved the New Investment Advisory Agreement of the Fund.

      If approved by the Fund's shareholders at the Meeting, the New Investment Advisory Agreement will remain in effect until August 1, 2002, unless terminated as described below. The former Investment Advisory Agreement was last approved by the Fund's shareholders on September 24, 1997. Although the management and investment advisory agreements consist of three separate contracts, none of the agreements will become effective unless all three are approved by shareholders.

Information Concerning NAM-Singapore

      NAM-Singapore provides investment advisory services for Japanese and international clients. In addition to the Fund, NAM-Singapore acts as an investment sub-advisor with respect to the following registered investment companies: Jakarta Growth Fund, Inc.

      The following table sets forth the name, title and principal occupation of the principal executive officers of NAM-Singapore at June 30, 2000.

       Name*                 Title with NAM-Singapore     Present Principal Occupation
       -----                 ------------------------     ----------------------------
Hajime Kobayashi.........    Managing Director            Managing Director of NAM-Singapore

Yoshimitsu Matsuki.......    Managing Director            Managing Director of NAM-Singapore

Hirokazu Maki............    Director                     Director of NAM-Singapore

----------
* The address of the principal executive officer and each director is 6 Battery Road, 40-02 Singapore 049909.

Terms of the New Investment Advisory Agreement

      A copy of the form of the New Investment Advisory Agreement is set forth as Exhibit C. Set forth below is a summary of the terms of that Agreement. As discussed above, the New Investment Advisory Agreement is substantively identical to the agreement under which the Fund currently operates. The New Investment Advisory agreement does not change the amount of investment advisory fees payable by NAM-U.S.A. to NAM-Singapore.

      Pursuant to the New Investment Advisory Agreement between NAM-U.S.A. and NAM-Singapore, NAM-Singapore agrees to furnish NAM-U.S.A. with economic research, securities analysis and investment recommendations and to review and render investment advice with respect to the Fund. NAM-Singapore will not be responsible for the actual portfolio decisions of the Fund.

Compensation and Expenses

      As described above, the investment advisory compensation presently payable by NAM-U.S.A. to NAM-Singapore will remain the same under the New Investment Advisory Agreement. As compensation for its services to the Fund. NAM-U.S.A. will pay NAM-Singapore monthly fees at the annual rate of .0275% of the Fund's average weekly net assets. For the services rendered during the fiscal year ended March 31, 2000, NAM-U.S.A. accrued, under generally accepted accounting principles, fees of $4,500 and paid NAM-Singapore fees of $ 0 on a cash basis, due to the expense reinbursement arrangement. At June 1, 2000, the net assets of the Fund aggregated approximately $ 16.2 million. At this net asset level, the fee received by NAM-Singapore from NAM-U.S.A. would aggregate approximately $0, due to the expense reimbursement arrangement.

      The New Investment Advisory Agreement obligates NAM-Singapore to provide economic research, securities analysis and investment recommendations to the Fund.

      The following table sets forth information relating to the registered investment companies which invest primarily in securities of companies domiciled in Pacific Basin countries with the investment objective of long-term capital appreciation for which NAM-Singapore and its affiliates act as investment advisor:

                                                                                    Approximate
                                                                                   Net Assets at
                                                                                   June 1, 2000
      Investment Company        Annual Advisory Fees                                (Millions)
      ------------------        --------------------                                ----------
Korea Equity Fund, Inc.                                                                $41.8
Investment Advisor:            Investment Advisory Fee:
NAM                            .55% of net assets; paid by NAM-U.S.A. to NAM.

Japan OTC Equity Fund, Inc.                                                           $200.1
Investment Advisor:            Investment Advisory Fee:
NAM                            .50% of net assets not in excess of $50 million,
                               .45% of net assets in excess of $50
                               million but not exceeding $100
                               million, .40% of net assets in
                               excess of $100 million, but not
                               exceeding $175 million, and .35% of
                               net assets in excess of $175
                               million paid by NAM-U.S.A. to NAM.

Jakarta Growth Fund, Inc.                                                               $7.6
Investment Advisors:           Investment Advisory Fee:
NAM                            .50% of net assets; paid by NAM-U.S.A.
                               to NAM (1)

----------
1) Nomura Asset Management Singapore Ltd. ("NAM-Singapore") which is an affiliate of NAM-U.S.A. and NAM, acts as investment sub-advisor to Jakarta Growth Fund, Inc. for which it receives compensation of .25% of net assets paid by NAM.

      Duration and Termination. As indicated above, the New Investment Advisory Agreement will remain in effect until August 1, 2002, and from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at option of either party thereto or by the vote of the shareholders of the Fund.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      As of May 31, 2000, Ms. Barbara H. Stanton, 133 East 64 Street, New York, N.Y. 10021-7045, owned 7.18% of the Class Z shares of the Fund and, therefore, is deemed to be an "affiliated person" of the Fund. NAM-U.S.A., 180 Maiden Lane, New York, NY, 10038-4936, owned 98.56% of Class A shares of the Fund and 98.53% of the Class B shares of the Fund and, therefore, is deemed to be an "affiliated person" of the Fund.

      To the knowledge of the management of the Fund, the persons listed below are the only beneficial owners of more than 5% of the Fund's outstanding shares.

                               Shares of Common Stock of   Percent of the Fund's
 Name of Beneficial Owner     the Fund Beneficially Owned   Common Stock Owned
 ------------------------     ---------------------------   ------------------
NAM-U.S.A. .................              696                98.56% of Class A
NAM-U.S.A. .................              696                98.53% of Class B
Ms. Barbara H. Stanton......           78,039                7.18% of Class Z

                             ADDITIONAL INFORMATION

      The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by NAM-U.S.A. NAM-U.S.A. will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited in person or by telephone. NAM-U.S.A. has retained Corporate Investor Communications, Inc. ("CIC"), a firm that specializes in proxy solicitation services, to assist in the solicitation of proxies for the Meeting, for a fee of approximately $4,000, together with reimbursement of such firm's expenses. CIC is obligated to provide proxy solicitation services including, but not limited to, distribution of proxies to broker dealers, telephonic communication with shareholders and broker dealers and monitoring of voting results.

      The election of Directors (Proposal 1) requires a plurality of the votes cast, in person or by proxy, at a meeting at which a quorum is duly constituted. Ratification of the selection of independent accountants (Proposal 2) requires the affirmative vote of a majority of shares present and voting on the proposal at a meeting at which a quorum is present.

      Approval of each of the Management Agreement (Proposal 3), the Investment Advisory Agreement (Proposal 4) and the Investment Advisory Agreement (Proposal
5) requires the vote of a majority of the outstanding voting securities of the Fund which, under the Investment Company Act, is the vote (a) 67% or more of the shares of the Fund present at the meeting of its shareholders if more than 50% of the outstanding shares are present or represented by proxy, or (b) of more than 50% of the outstanding shares, whichever is less. If the Management and Investment Advisory Agreements are not approved by shareholders at the Meeting, the Board of Directors will reconsider the Fund's management and investment advisory agreements.

      The holders of a majority of the shares of stock of the Fund entitled to vote at the Meeting, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting. The Fund expects that broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients, will request the instructions of such customers, clients and beneficial shareholders, on how to vote their shares on each proposal before the Meeting. Under the rules of the New York Stock Exchange broker-dealers may, without instructions from such customers, clients and beneficial shareholders, grant authority to the proxies designated by the Fund to vote on the election of Directors (Proposal 1), the ratification of the selection of the independent accountants (Proposal 2), and the approval of each of the Management Agreement (Proposal 3), the Investment Advisory Agreement (Proposal 4) and the Investment Advisory Agreement (Proposal 5) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

      The shares as to which the proxies so designated are granted authority by broker-dealer firms to vote on the items to be considered at the Meeting, the shares as to which broker-dealer firms have declined to vote ("broker non-votes"), as well as the shares as to which proxies are returned by record shareholders but which are marked "abstain" on any item will be included in the Fund's tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. However, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the election of Directors (Proposal 1), the ratification of independent accountants (Proposal 2), approval of each of the Management Agreement (Proposal 3) and Investment Advisory Agreement (Proposal 4) and the Investment Advisory Agreement (Proposal 5).

Address of Manager and Investment Advisors

      The address of NAM-U.S.A. is 180 Maiden Lane, New York, New York 10038-4936. The address of NAM is 1-14, 2-chome, Nihonbashi, Chuo-ku, Tokyo 103-8260, Japan. The address of NAM-Singapore is 6 Battery Road 40-02, Singapore 049909.

Annual Report Delivery

      The Fund sends annual, semi-annual and quarterly reports to shareholders. The Fund will furnish, without charge, a copy of its most recent annual and any semi-annual and quarterly reports succeeding such annual report, if any, to shareholders upon request to the Fund at 180 Maiden Lane, New York, New York 10038-4936 (or call 1-800-833-0018).

Proposals of Shareholders

      Proposals of shareholders intended to be presented at any subsequent meetings of shareholders of the Fund must be received by the Fund in a reasonable amount of time before the Board of Directors' solitication relating to such meeting is to be made in order to be considered for inclusion in its proxy statement and form of proxy relating to such meetings.

                                       By Order of the Board of Directors

                                               John J. Boretti
                                                  Secretary

New York, New York
Dated: July 10, 2000

                                                                       EXHIBIT A

                              MANAGEMENT AGREEMENT

      AGREEMENT made this ____ day of ___________, 2000, by and between NOMURA PACIFIC BASIN FUND, INC., a Maryland corporation (hereinafter referred to as the "Corporation"), and NOMURA ASSET MANAGEMENT U.S.A. INC., a New York corporation (hereinafter referred to as the "Manager").

                              W I T N E S S E T H:

      WHEREAS, the Corporation is engaged in business as an open-end, management investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act"); and

      WHEREAS, the Manager is engaged in the business of rendering management and investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

      WHEREAS, the Corporation desires to retain the Manager to render investment advisory and management services to the Corporation in the manner and on the terms hereinafter set forth; and

      WHEREAS, the Manager is willing to provide management and investment advisory services to the Corporation on the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

                                    ARTICLE I

                              Duties of the Manager

      The Corporation hereby retains the Manager to act as the manager for each of the portfolios of the Corporation that executes a "Management Fee Exhibit" to this Agreement (each a "Fund"), and to furnish each Fund with the management and investment advisory services described below, subject to the policies of, review by and overall control of the Board of Directors of the Corporation, for the period and on the terms and conditions set forth in this Agreement. The Manager hereby accepts such employment and agrees during such period, at its own expense, to render, to arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein.

      (a) Management and Administrative Services. The Manager shall perform, or supervise the performance of, the management and administrative services necessary for the operation of each Fund, including administering shareholder accounts and handling shareholder relations. The Manager shall provide each Fund with office space, equipment and facilities and such other services as the Manager, subject to review by the Board of Directors of the Corporation, shall from time to time determine to be necessary or useful to perform its obligations under this Agreement. The Manager shall also, on behalf of each Fund, conduct relations with custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Manager shall monitor each Fund's compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of such Fund under the Securities Act of 1933, as amended (the "Prospectus" and "Statement of Additional Information", respectively). The Manager shall make reports to the Board of Directors of the Corporation of the performance of obligations hereunder with respect to each Fund and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Funds as it shall determine to be desirable. The Manager, and its affiliates, shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Corporation in any way or otherwise be deemed an agent of the Corporation or any Fund.

      (b) Investment Advisory Services. The Manager shall provide each Fund with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the assets of such Fund. The Manager shall act as investment adviser to each Fund and as such shall furnish continuously an investment program for such Fund and shall determine from time to time which securities shall be purchased, sold or exchanged and what portion of the assets of such Fund shall be held in the various securities in which such Fund invests, options, futures, options on futures or in cash, subject always to the restrictions of the Articles of Incorporation and By-Laws of the Corporation, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the respective Fund's investment objective, investment policies and investment restrictions as the same are set forth in such Fund's Prospectus and Statement of Additional Information. The Manager shall make decisions for each Fund as to foreign currency matters and make determinations as to foreign exchange contracts. The Manager shall make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to each Fund's portfolio securities shall be exercised. Should the Board of Directors of the Corporation at any time, however, make any definite determination as to investment policy and notify the Manager thereof in writing, the Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Manager shall take, on behalf of the applicable Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities for such Fund's account with brokers or dealers selected by it, and to that end, the Manager is authorized as the agent of such Fund to give instructions to the Custodian of such Fund as to deliveries of securities and payments of cash for the account of such Fund. In connection with the selection of such brokers or dealers and the placing of such orders, the Manager is directed at all times to seek to obtain executions and price within the policy guidelines determined by the Board of Directors of the Corporation and set forth in the applicable Fund's Prospectus and Statement of Additional Information. Subject to this requirement and the provisions of the Investment Company Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Manager may select brokers or dealers with which it, or Corporation or any Fund, is affiliated.

                                   ARTICLE II

                       Allocation of Charges and Expenses

      (a) The Manager. The Manager assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement and shall, at its own expense, provide the office space, equipment and facilities which it is obligated to provide under Article I hereof, and shall pay all compensation of officers of the Corporation and all directors of the Corporation who are "affiliated persons" (as defined in the Investment Company
Act) of the Manager.

      (b) The Corporation and the Funds. Each Fund assumes and shall pay or cause to be paid all expenses attributable to or incurred by such Fund (except for the expenses incurred by the Distributor), as well as its allocable share of the Corporation's expenses, including, without limitation: taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information, charges of the Custodian, any sub-Custodian and Transfer and Dividend Disbursing Agent, expenses of redemption of such Fund's shares, Securities and Exchange Commission fees, expenses of registering such Fund's shares under federal, state and foreign laws, fees and actual out-of-pocket expenses of directors who are not affiliated persons of the Manager, accounting and pricing costs (including the daily calculation of the net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other like expenses properly payable by such Fund. The Distributor pays certain of the expenses of each Fund incurred in connection with the continuous offering of such Fund's shares.

                                   ARTICLE III

                           Compensation of the Manager

      For the services rendered, the equipment and facilities furnished and expenses assumed by the Manager, each Fund shall pay to the Manager the fees set forth in such Fund's Management Fee Exhibit hereto. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month for which this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fee as set forth in the applicable Fund's Management Fee Exhibit. During any period when the determination of net asset value is suspended by the Board of Directors of the Corporation, the net asset value of a share of any Fund as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

                                   ARTICLE IV

                         Investment Advisory Agreements

      The Manager may enter into Investment Advisory Agreements with Nomura Asset Management Co., Ltd. and/or Nomura Asset Management Singapore Ltd. (together, the "Investment Advisers") in the forms attached hereto as Exhibits A and B, respectively, in which the Manager may contract for advisory services and pay the Investment Advisers compensation for their services out of the compensation received hereunder pursuant to
Article III. Such Investment Advisory Agreements will be coterminous with this Management Agreement.

                                    ARTICLE V

                     Limitation of Liability of the Manager

      The Manager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Corporation or any Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article V, the term "Manager" shall include any affiliates of the Manager performing services for the Corporation or any Fund contemplated hereby and directors, officers and employees of the Manager as well as that corporation itself.

                                   ARTICLE VI

                            Activities of the Manager

      The services of the Manager to the Corporation are not to be deemed to be exclusive, the Manager and any person controlled by or under common control with the Manager (for purposes of this Article VI referred to as "affiliates") being free to render services to others. It is understood that directors, officers, employees and shareholders of the Corporation are or may become interested in the Manager and its affiliates, as directors, officers, employees, partners, and shareholders or otherwise and that directors, officers, employees, partners, and shareholders of the Manager, and its affiliates are or may become similarly interested in the Corporation, and that the Manager is or may become interested in the Corporation as shareholder or otherwise.

                                   ARTICLE VII

                   Duration and Termination of this Agreement

      This Agreement shall become effective and binding on the parties hereto upon execution of the attached exhibits. This Agreement shall remain in force with respect to each Fund named in a Management Fee Exhibit attached hereto, for a period of up to two years from the date of first execution of such Management Fee Exhibit and thereafter, but only so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Corporation, or by the vote of a majority of the outstanding voting securities of the Corporation, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Corporation, or by the Manager, on sixty days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

                                  ARTICLE VIII

                           Amendments of the Agreement

      This Agreement may be amended by the parties only if such amendment is specifically approved by (i) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval; (ii) the vote of a majority of outstanding voting securities of the Corporation; and (iii) with respect to amendments affecting an individual Fund, by the vote of majority of outstanding voting securities of such Fund.

                                   ARTICLE IX

                          Definitions of Certain Terms

      The terms "vote of a majority of outstanding voting securities," "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                    ARTICLE X

                                  Governing Law

      This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.


                                       NOMURA PACIFIC BASIN FUND, INC.

                                       By
                                         ---------------------------------------


                                       NOMURA ASSET MANAGEMENT U.S.A. INC.

                                       By
                                         ---------------------------------------

                             MANAGEMENT FEE EXHIBIT
                                 WITH RESPECT TO
                             PACIFIC BASIN PORTFOLIO

      The following provisions are hereby incorporated and made part of the
Management Agreement dated           (the "Management Agreement") between Nomura
Pacific Basin Fund, Inc. (the "Corporation") and Nomura Asset Management U.S.A. Inc. (the "Manager") with respect to the Pacific Basin Portfolio series of the Corporation (the "Fund").

      For all services rendered by the Manager hereunder, the Fund shall pay to the Manager and the Manager agrees to accept as full compensation for all services rendered hereunder, at the end of each calendar month a fee based upon the average daily value of the net assets of the Fund, as determined and computed in accordance with the description of the determination of net asset value contained in the Fund's Prospectus and Statement of Additional Information, at the annual rate of .75 of 1% (.75%) of the average daily net assets of the Fund, commencing on the day following effectiveness hereof.

      In consideration of the mutual covenants set forth in the Management Agreement, the Corporation executes and delivers this Management Fee Exhibit on behalf of the Fund.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Management Fee Exhibit as of the date first above written.

                                       NOMURA PACIFIC BASIN, FUND, INC.

                                       By ______________________________________


                                       NOMURA ASSET MANAGEMENT U.S.A. INC.

                                       By ______________________________________

                                                                       EXHIBIT B

                          INVESTMENT ADVISORY AGREEMENT

      AGREEMENT made this ____ day of ___________, 2000, by and between NOMURA ASSET MANAGEMENT U.S.A. INC., a New York corporation (hereinafter referred to as the "Manager"), and NOMURA ASSET MANAGEMENT CO., LTD., a Japanese corporation (hereinafter referred to as the "Investment Adviser").

                              W I T N E S S E T H:

      WHEREAS, the Pacific Basin Portfolio (the "Fund") of Nomura Pacific Basin Fund, Inc. (the "Corporation") is engaged in business as a diversified open-end investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act"); and

      WHEREAS, the Manager and the Investment Adviser are engaged in business as registered investment advisers under the Investment Advisers Act of 1940, as amended; and

      WHEREAS, the Manager has entered into a Management Agreement with the Corporation with respect to the Fund of even date herewith (the "Management Agreement"); and

      WHEREAS, the Manager desires to retain the Investment Adviser to render investment advisory services to the Manager in connection with the Fund's operations in the manner and on the terms hereinafter set forth; and

      WHEREAS, the Investment Adviser is willing to provide investment advisory services to the Manager in connection with the Fund's operations on the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

                                    ARTICLE I

                        Duties of the Investment Adviser

      Subject to the broad supervision of the Manager and the Corporation, the Investment Adviser shall provide the Manager with advice as to allocation of the Fund's assets among various Pacific Basin markets in which the Fund may invest. The Investment Adviser will also provide economic research and securities analysis relating to issuers of securities domiciled or based in Japan and other Pacific Basin jurisdictions, other than Singapore, as the Manager may request. The Investment Adviser shall continuously review the Fund's holdings of such securities and shall make recommendations as to which such securities shall be purchased, sold or exchanged, and what portion of the assets of the Fund shall be held in the various securities in which the Fund invests, subject always to the restrictions of the Articles of Incorporation and By-

Laws of the Corporation, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Fund's investment objective, investment policies and investment restrictions as the same are set forth in the Fund's currently effective prospectus and statement of additional information relating to the shares of the Fund under the Securities Act of 1933, as amended (the "Prospectus" and "Statement of Additional Information", respectively). The Investment Adviser shall make recommendations as to foreign currency matters and the advisability of entering into foreign exchange contracts. The Investment Adviser shall also make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's securities shall be exercised.

                                   ARTICLE II

                       Allocation of Charges and Expenses

      The Investment Adviser shall furnish, at its own expense, all administrative services, office space, equipment and facilities, investment advisory, statistical and research services, and executive, supervisory and clerical personnel necessary to carry out its obligations under this Agreement.

                                   ARTICLE III

                     Compensation of the Investment Adviser

      For the services to be rendered as provided herein, the Manager shall pay to the Investment Adviser at the end of each calendar month a fee based upon the average daily value of the net assets of the Fund, as determined and computed in accordance with the description of the determination of net asset value contained in the Prospectus and Statement of Additional Information, at the annual rate of .26125 of 1% (.26125%) of the average daily net assets of the Fund, less the Investment Adviser's pro rata portion of amounts paid by the Manager in connection with distribution or shareholder servicing for the Fund, commencing on the day following effectiveness hereof. For this purpose, the Investment Adviser's pro rata portion of the amount paid by the Manager in connection with distribution or shareholder servicing shall be determined based on the relationship of the fee payable to the Investment Adviser by the Manager under this Article III to the management fee payable by the Fund to the Manager under the Management Agreement. During any period when the determination of net asset value is suspended by the Board of Directors of the Corporation, the net asset value of a share as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined. If the Investment Adviser shall serve for less than the whole of any period specified in this Article III, the compensation to the Investment Adviser shall be prorated.

                                   ARTICLE IV

                Limitation of Liability of the Investment Adviser

      The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article IV, the term "Investment Adviser" shall include any affiliates of the Investment Adviser performing services for the Fund contemplated hereby and directors, officers, partners and employees of the Investment Adviser and such affiliates.

                                    ARTICLE V

                      Activities of the Investment Adviser

      The services of the Investment Adviser to the Fund are not to be deemed to be exclusive, the Investment Adviser and any person controlled by or under common control with the Investment Adviser (for purpose of this Article V referred to as "affiliates") being free to render services to others. It is understood that directors, officers, employees and shareholders of the Manager are or may become interested in the Investment Adviser and its affiliates, as directors, officers, employees, partners and shareholders or otherwise and that directors, officers, employees, partners and shareholders of the Investment Adviser and its affiliates are or may become similarly interested in the Manager or the Fund, and that the Investment Adviser is or may become interested in the Manager, the Corporation or the Fund as shareholder or otherwise.

                                   ARTICLE VI

                    Duration and Termination of the Agreement

      This Agreement shall become effective as of the date first above written and shall remain in force until ______________, 2002, and thereafter, but only so long as the Management Agreement remains in force and provided that such continuance is specifically approved at least annually by (i) the Board of Directors of the Corporation or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      This Agreement may be terminated at any time, without the payment of any penalty, by the Manager or by vote of a majority of the outstanding voting securities of the Fund or by the Investment Adviser, on sixty days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

                                   ARTICLE VII

                          Amendments of this Agreement

      This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the vote of a majority of outstanding voting securities of the Fund, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                  ARTICLE VIII

                          Definitions of Certain Terms

      The terms "vote of a majority of the outstanding voting securities," "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act of 1940 and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                   ARTICLE IX

                                  Governing Law

      This Agreement shall be construed in accordance with laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein conflict with the applicable provisions of the Investment Company Act, the latter shall control.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.


                                       NOMURA ASSET MANAGEMENT U.S.A. INC.

                                       By
                                         ---------------------------------------


                                       NOMURA ASSET MANAGEMENT CO., LTD.

                                       By
                                         ---------------------------------------

                                                                       EXHIBIT C

                          INVESTMENT ADVISORY AGREEMENT

      AGREEMENT made this ____ day of ___________, 2000, by and between NOMURA ASSET MANAGEMENT U.S.A. INC., a New York corporation (hereinafter referred to as the "Manager"), and NOMURA ASSET MANAGEMENT SINGAPORE LTD., a Singapore corporation (hereinafter referred to as the "Investment Adviser").

                              W I T N E S S E T H:

      WHEREAS, the Pacific Basin Portfolio (the "Fund") of Nomura Pacific Basin Fund, Inc. (the "Corporation") is engaged in business as a diversified, open-end, management investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act"); and

      WHEREAS, the Manager and the Investment Adviser are engaged in business as registered investment advisers under the Investment Advisers Act of 1940, as amended; and

      WHEREAS, the Manager has entered into a Management Agreement with the Corporation with respect to the Fund of even date herewith (the "Management Agreement"); and

      WHEREAS, the Manager desires to retain the Investment Adviser to render investment advisory services to the Manager in connection with the Fund's operations in the manner and on the terms hereinafter set forth; and

      WHEREAS, the Investment Adviser is willing to provide investment advisory services to the Manager in connection with the Fund's operations on the terms and conditions hereinafter set forth;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

                                    ARTICLE I

                        DUTIES OF THE INVESTMENT ADVISER

      Subject to the broad supervision of the Manager and the Corporation, the Investment Adviser shall provide the Manager with such economic research and securities analysis relating to investments in Singapore and other Pacific Basin countries, other than Japan, as the Manager may request. The Investment Adviser shall continuously review the Fund's holdings of securities of issuers domiciled or based in Pacific Basin countries other than Japan, as the Manager may request, and shall make recommendations as to which such securities shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held in the various securities in which the Fund invests, subject always to the restrictions of the Articles of Incorporation and By-Laws of the Corporation, as amended from time to time, the provisions of the Investment Company Act and the statements relating to the Fund's investment objective, investment policies and investment restrictions as the same are set forth in the Fund's currently effective prospectus and statement of additional information relating to the shares of the Fund under the Securities Act of 1933, as amended (the "Prospectus" and "Statement of Additional Information", respectively). The Investment Adviser shall make recommendations as to foreign currency matters and the advisability of entering into foreign exchange contracts. The Investment Adviser shall also make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Fund's investments in Pacific Basin countries other than Japan shall be exercised.

                                   ARTICLE II

                       ALLOCATION OF CHARGES AND EXPENSES

      The Investment Adviser shall furnish, at its own expense, all administrative services, office space, equipment and facilities, investment advisory, statistical and research services, and executive, supervisory and clerical personnel necessary to carry out its obligations under this Agreement.

                                   ARTICLE III

                     COMPENSATION OF THE INVESTMENT ADVISER

      For the services to be rendered as provided herein, the Manager shall pay to the Investment Adviser at the end of each calendar month a fee based upon the average daily value of the net assets of the Fund, as determined and computed in accordance with the description of the determination of net asset value contained in the prospectus and Statement of Additional Information, at the annual rate of .0275 of 1% (.0275%) of the average daily net assets of the Fund, less the Investment Adviser's pro rata portion of amounts paid by the Manager in connection with distribution or shareholder servicing for the Fund, commencing on the day following effectiveness hereof. For this purpose, the Investment Adviser's pro rata portion of the amount paid by the Manager in connection with distribution or shareholder servicing shall be determined based on the relationship of the fee payable to the Investment Adviser by the Manager under this Article III to the management fee payable by the Fund to the Manager under the Management Agreement. During any period when the determination of net asset value is suspended by the Board of Directors of the Corporation, the net asset value of a share as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined. If the Investment Adviser shall serve for less than the whole of any period specified in this Article III, the compensation to the Investment Adviser shall be prorated.

                                   ARTICLE IV

                LIMITATION OF LIABILITY OF THE INVESTMENT ADVISER

      The Investment Adviser shall not be liable for any error of judgement or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article IV, the term "Investment Adviser" shall include any affiliates of the Investment Adviser performing services for the Fund contemplated hereby and directors, officers, partners and employees of the Investment Adviser and such affiliates.

                                    ARTICLE V

                      ACTIVITIES OF THE INVESTMENT ADVISER

      The services of the Investment Adviser to the Fund are not to be deemed to be exclusive, the Investment Adviser and any person controlled by or under common control with the Investment Adviser (for purpose of this Article V referred to as "affiliates") being free to render services to others. It is understood that directors, officers, employees and shareholders of the Manager are or may become interested in the Investment Adviser and its affiliates, as directors, officers, employees, partners and shareholders or otherwise and that directors, officers, employees, partners and shareholders of the Investment Adviser and its affiliates are or may become similarly interested in the Manager or the Fund, and that the Investment Adviser is or may become interested in the Manager, the Corporation or the Fund as shareholder or otherwise.

                                   ARTICLE VI

                   DURATION AND TERMINATION OF THIS AGREEMENT

      This Agreement shall become effective as of the date first above written and shall remain in force until ______________, 2002 and thereafter, but only so long as the Management Agreement remains in force and provided that such continuance is specifically approved at least annually by (i) the Board of Directors of the Corporation or by the vote of a majority of the outstanding voting securities of the Fund and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

      This Agreement may be terminated at any time, without the payment of any penalty, by the Manager or by vote of a majority of the outstanding voting securities of the Fund or by the Investment Adviser, on sixty days' written notice to the other party. This Agreement shall automatically terminate in the event of its assignment.

                                   ARTICLE VII

                          AMENDMENTS OF THIS AGREEMENT

      This Agreement may be amended by the parties only if such amendment is specifically approved by (i) the vote of a majority of outstanding voting securities of the Fund, and (ii) a majority of those directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                  ARTICLE VIII

                          DEFINITIONS OF CERTAIN TERMS

      The terms "vote of a majority of the outstanding voting securities," "assignment," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act of 1940 and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                   ARTICLE IX

                                  GOVERNING LAW

      This Agreement shall be construed in accordance with laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York or any of the provisions herein conflict with the applicable provisions of the Investment Company Act, the latter shall control.

      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.


                                       NOMURA ASSET MANAGEMENT U.S.A. INC.

                                       By
                                         ---------------------------------------


                                       NOMURA ASSET MANAGEMENT SINGAPORE LTD.

                                       By
                                         ---------------------------------------

                         NOMURA PACIFIC BASIN FUND, INC.
                                 180 Maiden Lane
                          New York, New York 10038-4936
                                      PROXY
           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Nobuo Katayama and John J. Boretti as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the common stock of Nomura Pacific Basin Fund, Inc. (the "Fund") held of record by the undersigned on June 30, 2000 at the Annual Meeting of the Shareholders of the Fund to be held on August 15, 2000 or any adjournment thereof.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

_____________________________________    _______________________________________

_____________________________________    _______________________________________

_____________________________________    _______________________________________

|X| PLEASE MARK VOTES
    AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                         NOMURA PACIFIC BASIN FUND, INC.
--------------------------------------------------------------------------------

Mark box at right if an address change or comment has been noted on the
reverse side of this card.                                                   |_|

                                                           ---------------------
      Please be sure to sign and date this Proxy           Date
--------------------------------------------------------------------------------


      -------Shareholder sign here ------------------------Co-owner sign here---

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                               "FOR" ALL PROPOSALS

1.    Election of Directors.                            For             For All
                                                        All    With-   Nominees
      William G. Barker, Jr.     Chor Weng Tan       Nominees  hold      Except
      George H. Chittenden       Arthur R. Taylor
      Nobuo Katayama             John F. Wallace       |_|      |_|       |_|

      NOTE:If you do not wish your shares voted "For" a particular nominee, mark the "For All Nominees Except"box and strike a line through the nominee(s)' name(s). Your shares will be voted for the remaining nominee(s).

2.    Proposal to ratify the selection of                For   Against   Abstain
      PricewaterhouseCoopers LLP as the                  |_|      |_|       |_|
      independent accountants of the Fund.

3.    Proposal to approve a new Management Agreement     For   Against   Abstain
      between the Fund and Nomura Asset Management       |_|      |_|       |_|
      U.S.A. Inc.

4.    Proposal to approve a new Investment Advisory      For   Against   Abstain
      Agreement between Nomura Asset Management U.S.A.   |_|      |_|       |_|
      Inc. and Nomura Asset Management Co., Ltd.

5.    Proposal to approve a new Investment Advisory      For   Against   Abstain
      Agreement between Nomura Asset Management U.S.A.   |_|      |_|       |_|
      Inc. and Nomura Asset Management Singapore
      Limited.

6. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3, 4 and 5.

      RECORD DATE SHARES: